DEUTSCHE ASSET MANAGEMENT VIT FUNDS

                   Supplement dated November 9, 2001 to
          Nasdaq-100 Index Fund Statement of Additional Information
                          dated August 10, 2001


This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information supplements information found in the section "Investment Adviser" on page 26:

The Adviser has voluntarily undertaken to waive the fees and to reimburse the Fund for certain expenses so that the Fund's total operating expenses will not exceed 0.65%. The Adviser may not recoup any of its waived investment advisory fees. Such waiver by the Adviser may be discontinued at any time with reasonable notice.

The following information replaces in its entirety the information found in the section "Expenses" on page 27:

In addition to the fees of DeAM, Inc. the Fund is responsible for the payment of all other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, charges of the Fund's custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust's unaffiliated trustees and officers, accounting costs for reports sent to Contract owners, the Fund's pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust's officers, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Fund's shares with the SEC and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses.
The Fund also pays a fee of 0.25% to participating companies for other typical Fund expenses such as Contract owner servicing, distribution of reports, prospectuses, proxies and other materials to Contract owners that are borne by the relevant Company.


          Please Retain This Supplement For Future Reference